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Weil, Gotshal & Manges LLP
767 Fifth Avenue
New York, New York 10153

November 8, 2005

Via EDGAR and Federal Express

Securities and Exchange Commission
Division of Corporation Finance
100 F Street, N.E.
Washington, D.C. 20549

Attention:	Larry Spirgel
Cheryl Grant
  Re:
  Whirlpool Corporation—
  Registration Statement on Form S-4 initially filed September 29, 2005
  Registration No. 333-128686

Ladies and Gentlemen:

        On behalf of our client, Whirlpool Corporation ("Whirlpool"), we are transmitting herewith via the EDGAR system, for filing with the Commission, Amendment No. 1 to Whirlpool's Registration Statement on Form S-4 (Registration No. 333-128686), together with exhibits thereto (the "Amendment").

        Submitted for your review is a memorandum, attached as Annex A hereto, setting forth the responses of Whirlpool and Maytag Corporation ("Maytag") to the Staff's comments made by letter dated October 25, 2005.

        For the convenience of the Staff, we are also furnishing paper copies of this letter and copies of the Amendment marked to show changes from the initial filing of the Registration Statement.

        We would appreciate receiving the Staff's comments, if any, with respect to the Amendment as promptly as practicable. If you have any questions, or if it would expedite your review of the Amendment, please do not hesitate to call me at (212) 310-8438 or James Cole of Wachtell, Lipton, Rosen & Katz, counsel to Maytag, at (212) 403-1375.

Very truly yours,
/s/ ELLEN J. ODONER
cc:	Daniel F. Hopp Roger K. Scholten James Cole, Jr.

Annex A

Responses of Whirlpool Corporation and Maytag Corporation to Comments Transmitted by Letter dated October 25, 2005

        Set forth below in bold are each of the comments in the Staff's letter of October 25, 2005 and responses of Whirlpool Corporation ("Whirlpool") and Maytag Corporation ("Maytag"), as applicable, including a cross-reference to the location of changes made in response to the Staff's comment letter. For your convenience, each of the numbered paragraphs below corresponds to the numbered comment in the Staff's comment letter and includes the caption used in the comment letter.

Cover Page/Letter to Stockholders

1.
Please disclose the amount, or range, of Whirlpool shares that Whirlpool currently expects to issue under the proposed merger, as required by Item 501(b)(2) of Regulation S-K. In addition, disclose the minimum and maximum percentage of outstanding Whirlpool common stock that the Maytag stockholders are expected to hold after the merger is completed.

    We have complied with the Staff's comment by adding the requested disclosure. See Cover Page/Letter to Stockholders.

2.
Since the initial merger consideration is subject to adjustment, and the merger will not be completed until some time after the Maytag stockholders' meeting, the number of shares of Whirlpool stock to be issued per share of Maytag stock will not be known at the time of the meeting. Accordingly, prominently disclose on the cover page that Maytag stockholders will not know at the time of their vote the number of shares that the Maytag stockholders will receive in the merger and the value of the merger consideration Maytag stockholders will receive may be less than the current market value of Whirlpool common stock.

    We have complied with the Staff's comment by revising the disclosure as requested in the second sentence of the comment. See Cover Page/Letter to Stockholders.

  Furthermore, if Whirlpool's stock is trading at a price lower then the low end of the collar at the time of mailing, highlight this.

    As of the date hereof, Whirlpool's common stock is trading above the low end of the collar. However, if Whirlpool's common stock trades at a price lower than the low end of the collar at the time of mailing, Whirlpool will disclose this information in compliance with the comment.

Forward-Looking Statements, page 1

3.
Please move this section so that your questions and answers and summary immediately follow the table of contents.

    We have complied with the Staff's comment by revising the disclosure as requested. See page 29.

Questions and Answers, page 3
Summary, page 9

General

4.
You currently repeat information in your questions and answers and summary. For purposes of eliminating redundancies and grouping like information together, please view your questions and answers and summary as one section. In particular, we suggest that you revise the sections so that you discuss only the procedural aspects of the merger in the questions and answers and thereby reduce the length of the questions and answers. Place substantive disclosure in the summary. Farther, focus your questions on those that lend themselves to brief, factual, and/or yes or no answers. Please revise accordingly.

    We have complied with the Staff's comment by revising the disclosure as requested. See pages 1 through 14.

The Companies, page 9

5.
In your brief discussion of Maytag's and Whirlpool's businesses, please note their current financial condition, including revenues and net income or losses for both companies for fiscal 2004.

    We have complied with the Staff's comment by adding the requested disclosure. See pages 4, 5, 36, and 37.

Treatment of Maytag Stock Options, page 11

6.
Please identify any executive officers or directors that are also holders of Maytag restricted stock units and performance units or awards under Maytag's Performance Incentive Award Plan and Maytag's Executive Economic Profit Plan, since it appears that those holders could receive for their Maytag equity more than the merger consideration described on page 10.

    We respectfully refer the Staff to page 72 in which we disclose this information and we are of the view that it is not required to be repeated in the Summary.

Opinion of Maytag's Financial Advisor, page 12

7.
Disclose the total fee that Maytag's financial advisor will receive and specifically note the amount and percentage of the fee that will be paid only if the merger is successfully consummated. Please consider adding a risk factor to address the contingent nature of the fee structure. Also, briefly describe the "unsolicited offer fee" and any limits on the amount that this fee could be.

    We have complied with the Staff's comment by adding the required disclosure. See pages 7, 8, and 61.

  In addition, confirm to us in your response letter that Whirlpool did not rely upon a financial advisor concerning a merger or acquisition transaction with Maytag.

    As indicated in the section entitled "The Merger—Background of the Merger", Whirlpool was assisted by a financial advisor in connection with the proposed transaction. That financial advisor is Greenhill & Co., LLC ("Greenhill") and we have identified it by name in the Amendment. See page 47. Whirlpool does not believe that any additional disclosure about Greenhill is either required by Form S-4 or would be material to Maytag's stockholders. Please note that (1) Whirlpool's stockholders are not voting on the proposed transaction; (2) Maytag's stockholders are receiving a recommendation from their own Board, which has relied on its own financial advisor, Lazard Frères & Co. LLC ("Lazard"); (3) the preliminary proxy statement of Maytag contained in the Amendment reproduces in full and discusses in detail the opinion of Lazard, as well as the other factors considered by the Maytag Board in making its recommendation to Maytag's stockholders; (4) the proposed transaction is not a "going private" transaction subject to Rule 13e-3; and (5) Form S-4 does not require disclosure about any opinion that is not referred to in the prospectus.

Interests of Certain Persons in the Merger, page 14

8.
Confirm to us in your response letter that you do not expect Whirlpool's directors and executive officers to receive benefits, such as equity-based awards that will be accelerated or retention payments and arrangements, increases in salary and bonus or incentive opportunities, as a result of the merger.

    Whirlpool confirms to the Staff that its directors and executive officers will not receive benefits, such as equity-based awards that will be accelerated or retention payments and arrangements, increases in salary and bonus or incentive opportunities, solely tied to completion of the merger. However, in the case of some executive officers, their performance in connection with this major corporate initiative may be considered, along with previously defined performance objectives, in determining their annual bonuses or making other compensation decisions.

9.
Please also disclose here the $6,588,500 aggregate amount of long-term cash incentive payout awards that Maytag executive officers will receive upon completion of the merger. In addition, please include on an individual basis the aggregate value of executive officer benefits or payments as a result of the merger, including the $9,935,000 severance benefit for Maytag's CEO Mr. Hake and the vested long-term cash incentive awards.

    We respectfully submit that the $6,588,500 aggregate amount is disclosed on page 10. The individual severance and long term cash incentive amounts are disclosed on pages 71, 72, and 73, and we are of the view that they are not required to be repeated in the Summary.

Conditions to the Merger, page 15

10.
Disclose here whether it is the Maytag board's intent to resolicit stockholder approval of the merger if either party waives material conditions. We generally believe that resolicitation is required when companies waive material conditions to a merger.

    We have complied with the Staff's comment by revising the disclosure on pages 11 and 98.

General

11.
Briefly list the material events or changes that will follow the merger. For example, discuss any contemplated material debt refinancing, equity repurchases, or significant restructurings. Also, to offer investors a sense of the financial and operations condition of Whirlpool following the merger, consider mentioning Whirlpool's costs related to the merger, such as its assumption of any significant Maytag indebtedness, employee benefit and annual bonus plans, and so on, as well as any detriments resulting from the merger, such as possible divestitures, increased supply demands, or excess manufacturing capacity, that may be material to Whirlpool's operations.

    We have complied with the Staff's comment by adding the requested disclosure. See pages 10, 70, 75, and 76. Moreover, please note that in addition to disclosing the expected significant cost savings to be achieved by the combined company, we have disclosed the expected one-time costs and capital investments required to achieve these savings. See page 70.

Risk Factors, page 27

General

12.
We note your reference to risks described in documents that Whirlpool and Maytag file with the Commission and incorporate by reference into the proxy statement/prospectus. If you intend to incorporate risk factors by reference, then please follow these guidelines:

•
You must identify the particular document and section of the document that contains the risk factor disclosure that you are incorporating by reference;

•
Your risk factor disclosure must comply with Rule 421 of Regulation C. See Question 3 of Updated Staff Legal Bulletin No. 7 (July 7, 1999); and

•
Your risk factor disclosure must be current.

  In the alternative, you may physically include the risk factor disclosure in your document.

    Whirlpool has determined that it will not incorporate by reference risk factors contained in the other documents and accordingly we have complied with the Staff's comment by eliminating the language subject to the comment. See page 22.

13.
Tell us in your response letter what consideration you have given to including a risk factor that describes the impact of the greater indebtedness of the combined company, assuming a significant portion of Maytag's outstanding indebtedness is not repurchased or extinguished immediately after the merger.

    Whirlpool believes that its ability to service or refinance the debt of the combined company (including debt scheduled to mature in 2006) and meet the covenants under its existing and new credit facilities does not present a material risk to investors. Moreover, Whirlpool believes that when the cost savings expected to be generated by the merger are achieved, the financial position of the combined company and its ability to service its debt will improve. Whirlpool expects that following the merger it will continue to maintain its investment-grade debt rating. A press release issued by Fitch Ratings, announcing that it expects to rate Whirlpool's debt following the merger as BBB (an investment grade rating), is attached hereto as Exhibit A. A press release issued by Standard & Poor's, announcing that it expects to affirm Whirlpool's BBB+ corporate credit rating (an investment grade rating) with a negative outlook, is attached hereto as Exhibit B.

Because the market price of Whirlpool common stock may fluctuate, you cannot be certain of the precise…, page 27

14.
We note that the current market price of Whirlpool's stock, is at the low end of the collar. Please note this in this risk factor.

    In response to the Staff's comment, we have revised the existing risk factor to clarify the difference between the reference price, which establishes the size of the fraction of the share of Whirlpool common stock to be issued in exchange for each Maytag share, and the market price of Whirlpool common stock at the time of the merger, which establishes the actual value of the fraction of Whirlpool common stock that the Maytag stockholder will receive.

    Although the current market price of Whirlpool common stock is towards the lower end of the collar (closing at $80.27 per share on November 2, 2005), if the reference price were calculated based on the 20 trading day period ended November 2, 2005 and the merger therefore closed two trading days later (on November 4, 2005), a Maytag stockholder would actually receive a fraction of a share of Whirlpool common stock worth more than $10.50. Based on the reference price, the Maytag stockholder would receive 0.1398 of a share of

    Whirlpool common stock (the maximum fraction to be issued). Based on the November 4, 2005 closing price of Whirlpool common stock ($80.17 per share), the market value of this fraction would be $11.21. Accordingly, we do not believe that it is necessary to add disclosure of this nature to the risk factor. Whirlpool common stock closed at $80.97 per share on November 7, 2005. We will re-evaluate the appropriate disclosure based on the current market price of Whirlpool common stock at the time of mailing.

The price of Whirlpool common stock may be affected by factors different…, page 29

15.
We note your statement that "Whirlpool's business is different in certain ways from that of Maytag…" To assist investors in assessing the likelihood of the risk described in this risk factor, please highlight the relevant material differences between Whirlpool and Maytag.

    We have complied with the Staff's comment by adding the requested disclosure. See page 24.

Whirlpool may be unable to successfully integrate the businesses…, page 30

16.
We note your statement that "Whirlpool expects certain benefits to arise from the merger, including certain cost savings, and expects to incur certain costs in order to attain these benefits." To assist investors in realizing the extent of the risk, please quantify the costs to the extent possible.

    We have complied with the Staff's comment by revising the disclosure to include the range of the costs and capital investment anticipated to be incurred. See page 25.

Whirlpool's pension plan and postretirement benefit funding obligations…, page 31

17.
To assist investors in realizing the magnitude of the risk, please disclose the aggregate Whirlpool and Maytag obligations in dollar terms as of a recent date.

    We have complied with the Staff's comment by adding the requested disclosure. See page 26.

The Special Meeting of Maytag Stockholders, page 34

18.
We note your statement on page 35 that proxies may be solicited by mail, telephone, the Internet or other methods of communication. Please note that all written soliciting materials, including any scripts used in soliciting proxies over the telephone, e-mail correspondence and information posted on the Internet, must be filed under the cover of Schedule 14A. See Rule 14a-6(b) and (c). Please confirm your understanding in your response letter.

    Maytag confirms to the Staff that it understands its filing obligations as described in the comment.

The Merger, page 39

General

19.
In an appropriate subsection, disclose how Whirlpool intends to finance the acquisition. We note Whirlpool's disclosure in its August 22, 2005 Form 8-K.

    We have complied with the Staff's comment by adding the requested disclosure. See pages 10, 75, and 76.

Background of the Merger, page 40

20.
In order to focus investors on the most salient events preceding the merger agreement, consider consolidating some of this section. For example, rather than disclosing every meeting that took place, you should consider highlighting only the material developments that resulted during the process.

    We have complied with the Staff's comment by consolidating the disclosure as requested to focus investors on the most salient events preceding the merger agreement. See pages 37 through 53.

21.
Please revise your disclosure so that the most detailed discussion in the section concerns how Maytag came to a decision to sell itself, how Whirlpool came to a decision to buy Maytag, and the negotiation of key aspects of the proposed Whirlpool-Maytag deal, including:

•
the exchange ratio and type of merger consideration;

•
the structure of the transaction and the final percentage range of outstanding Whirlpool common shares that the Maytag shareholders would own post merger; and

•
the deal protection provisions, including the reverse break-up fee.

    We have complied with the Staff's comment by revising the disclosure as requested. See pages 37 through 53.

22.
Discuss how and why Whirlpool made various decisions regarding the merger. Disclose at the appropriate places in this section how Whirlpool determined the initial proposed merger consideration amount and then each subsequent revised proposed amount and deal term. For example, we note that, on August 8, 2005, Whirlpool submitted a binding irrevocable offer with a higher per share price. Please disclose what led Whirlpool to make the higher offer. Provide similar disclosure for the increase presented to Maytag on August 10, 2005. We note the disclosure in Whirlpool's August 22, 2005 Form 8-K.

    The section entitled "The Merger—Background of the Merger" describes the process followed by the Maytag Board because that Board is the one making the recommendation to Maytag's stockholders. In response to the Staff's comment, however, we have expanded the discussion of the reasons for various terms of Whirlpool's proposals and offers conveyed to the Maytag Board. Please see pages 46, 48, 49, and 51, and our response to Comment No. 7.

23.
We note the discussion of the initial meetings between Maytag and Ripplewood on page 40. If retained, explain what "an evaluation of the global competitive environment of the home appliance industry" and "strategic developments in the home appliance industry" were. In addition, explain why Maytag was not initially interested in pursuing a relationship with Ripplewood.

    We have complied with the Staff's comment by revising the disclosure as requested. See page 37.

24.
We note your disclosure on page 52 that the Maytag board during its July 21, 2005 meeting "was unable to determine at that time that the Whirlpool proposal could reasonably be expected to lead to a financially superior transaction that was reasonably capable of being completed" and then during its July 24, 2005 meeting made the opposite determination. Expand your discussion of the board's reasons for its determinations at each meeting. In this regard, we note Maytag's disclosure in its July 25, 2005 definitive additional proxy solicitation materials. Provide similar disclosure regarding the determinations made at the August 12th and 22nd meetings.

    We have complied with the Staff's comment by revising the disclosure as requested. See pages 46, 47, 51, and 52.

25.
Please elaborate on the "uncertainties" that you mention on page 54 when you state "The special committee also discussed with its advisors, the effect, if any, that the information obtained during preliminary discussions with Whirlpool and its advisors had on the analysis of the uncertainties related to a Whirlpool/Maytag transaction."

    We have complied with the Staff's comment by revising the disclosure to clarify the uncertainties related to regulatory matters. See page 48.

26.
Please disclose what material terms the Maytag special committee discussed during its August 8, 2005 late telephonic meeting.

    We have complied with the Staff's comment by revising the disclosure as requested. See page 49.

27.
Please state the closing price of Whirlpool's common stock on the New York Stock Exchange on August 22, 2005, since the price was a factor in the merger consideration formula. Also, disclose the closing sale price of Maytag common stock on the date that the Maytag board approved the merger agreement.

    We have complied with the Staff's comment by disclosing the closing price of Whirlpool common stock and Maytag common stock on August 19, 2005, the last full trading day before the Maytag Board approved the merger agreement and the agreement was signed and announced. See page 52.

Recommendation of Maytag's Board of Directors, page 59

28.
Describe in specific terms what it was about each factor that supports or does not support the board's decision.

    Maytag respectfully submits that Maytag disclosed on pages 55 and 56 that "in view of the variety of factors and the amount of information considered, the Maytag board did not find it practicable to, and did not make specific assessments of, quantify or otherwise assign relative weights to, the specific factors considered in reaching its determination. The determination was made after consideration of all of the factors as a whole. In addition, individual members of the Maytag board may have given different weights to different factors." The material factors considered by the Maytag board have been disclosed on pages 53, 54, and 55. In addition, the potential drawbacks or risks relating to the merger considered by the Maytag board have been disclosed on page 55. The Maytag board did not consider in greater detail than what is disclosed the specific terms of what it was about each factor that supported or did not support its decision.

29.
Please address here what consideration the Maytag board, and under the heading "Whirlpool's Reasons for the Merger" what consideration the Whirlpool board, gave to the possibility that the companies would be required to divest assets in order to obtain the approval of regulatory authorities under applicable antitrust laws prior to the completion of the transaction.

    We have complied with the Staff's comment by adding the requested disclosure to the section entitled "The Merger—Recommendation of Maytag's Board of Directors and Maytag's Reasons for the Merger". See page 55. With respect to Whirlpool, please see our responses to Comment No. 7 and Comment No. 38.

  Please also include disclosure, here and elsewhere as necessary, that describes the extent to which any divestiture was or was not taken into account as the parties contemplated the expected synergies that are expected to result from the merger.

    Please see our response to Comment No. 11. See pages 55 and 70.

Opinion of Maytag's Financial Advisor, page 61

30.
Please provide us with any analyses, reports, presentations, or similar materials, including projections and forecasts, provided to or prepared by Maytag's financial advisor in connection with rendering its fairness opinion. We may have further comment upon receipt of these materials.

    We have complied with the Staff's comment. The requested information prepared by Lazard for the Maytag Board of Directors will be provided to the Staff as requested under separate cover by counsel for Lazard on a confidential and supplemental basis pursuant to Rule 12b-4 under the Exchange Act of 1934, as amended, and Rule 418 under the Securities Act of 1933, as amended. In accordance with such rules, counsel for Lazard will request that these materials be returned promptly following completion of the Staff's review of such materials. By separate letter, counsel for Lazard also will request confidential treatment of such materials pursuant to the provisions of 17 C.F.R. Section 200.83.

31.
Please disclose the date that the fairness advisor was engaged to provide its advisory services. Also provide us with a copy of the engagement letter. As required by Item 1015(b)(3) of Regulation M-A, please briefly explain the method used by the Maytag board in selecting Lazard to provide a fairness opinion. Also disclose any instructions or limitations regarding the fairness opinion that the Maytag board provided to Lazard. See Item 1015(b)(6) of Regulation M-A.

    We have complied with the Staff's comment by adding disclosure responsive to the comment. See page 56. The Lazard engagement letter will be provided to the Staff as requested under separate cover by counsel for Lazard together with the information requested by the Staff in Comment No. 30 above pursuant to the confidential treatment request mentioned in our response to Comment No. 30 above.

32.
To aid the average investor in understanding the financial analyses summaries, revise each of them to explain in concise and understandable language what the financial advisor did and how the analysis and conclusion are relevant to stockholders and, specifically, to the consideration that they are receiving in the merger. For example, describe why the particular analyses were used and then why particular measures or methodologies were chosen for each analysis. In your description, also include, among other things, why any material aspects of either company were excluded from an analysis. In addition, please reduce the amount of financial jargon and avoid unnecessary financial terms that make the disclosure difficult to understand. Among your revisions, explain what the advisor means by "unlevered free cash flow" and "terminal value" on page 63.

    We have complied with the Staff's comment by adding disclosure responsive to the comment. See pages 58 through 61.

33.
Indicate the significance of the July 15, 2005 and August 19, 2005 dates on page 65 where you discuss Lazard's review of the historical price performance of Whirlpool's common stock.

    We have complied with the Staff's comment by adding disclosure responsive to the comment. See pages 60 and 61.

34.
Indicate on what basis Lazard selected the acquisition transactions it used in its premiums paid analysis described on page 65 and what those transactions were.

    We have complied with the Staff's comment by adding disclosure responsive to the comment. See page 61.

35.
You state on page 66 that Maytag has agreed to pay Lazard an "unsolicited offer fee, the timing and amount, if any, of which is to be negotiated in good faith by Lazard and Maytag, with such unsolicited offer fee to be credited against the $17.4 million fee described above." Please convey what led Maytag to offer this fee and the conditions for its payment to Lazard. Also, explain whether this offer fee could be greater than $17.4 million.

    We have complied with the Staff's comment by adding disclosure responsive to the comment. See pages 7, 8, and 61.

36.
Disclose the compensation that the financial advisor received for the services it provided for Maytag during the past two years pursuant to Item 1015(b)(4) of Regulation M-A.

    We have complied with the Staff's comment by adding disclosure responsive to the comment. See page 62.

Financial Projections, page 66

37.
We note the base projections on page 69 and high case projections on page 72. Please revise both tables to make clear in the respective table that "earnings per share" is not calculated pursuant to GAAP due to the exclusion of restructuring charges.

    We have complied with the Staff's comment by revising the disclosure to clarify that earnings data is not calculated pursuant to GAAP. See pages 65, 66, and 68.

Whirlpool's Reasons for the Merger, page 74

38.
Significantly expand your discussion of Whirlpool's reasons for acquiring Maytag in particular and at this time. Include in your discussion the determinations made and material positive and negative factors considered by the Whirlpool board in this regard. We note Whirlpool's disclosures in its September 23, 2005 and September 30, 2005 Rule 425 filings, among others.

    In response to the Staff's comment, we have significantly expanded the discussion of Whirlpool's strategic rationale for acquiring Maytag. See page 70. Whirlpool does not believe it is material to Maytag stockholders to enumerate the positive and negative factors considered by the Whirlpool Board in the manner required for disclosure of the factors considered by a Board making a recommendation to its stockholders (here, the Maytag Board). However, to the extent that Whirlpool has identified material risks relating to the combined company that should be considered by Maytag stockholders in deciding how to vote on the merger, these are disclosed in detail under "Risk Factors". Please see our response to Comment No. 7.

Interests of Certain Persons in the Merger, page 74

39.
Please indicate when Maytag entered into the agreements providing for "change of control severance benefits" and also whether the equity award vesting schedule is different from the original terms of the grants of stock options and performance units.

    We have complied with the Staff's comment by adding the requested disclosure. See page 71. With respect to the second portion of the Staff's comment, we advise the Staff that the original equity awards all contained a change of control provision that called for the accelerated vesting of options upon a change of control. This language has not changed from the original grant language.

The Merger Agreement, page 84

40.
We note your disclosure in the third paragraph on page 84 that "information concerning the subject matter of the representations and warranties may have changed since the date of the agreement, and this information may or may not be fully reflected in the companies' public disclosures." Please be advised that, notwithstanding the inclusion of a general disclaimer, you are responsible for considering whether additional specific disclosures of material information regarding material contractual provisions are, required to make the statements included in the proxy statement/prospectus not misleading. Please revise as necessary.

    We have complied with the Staff's comment by revising the disclosure in accordance with the comment. See page 82.

Annexes to the Merger Agreement and Registration Statement Exhibits

41.
Pursuant to item 601(b)(2) of Regulation S-K, please file a list briefly identifying the contents of all omitted schedules or similar supplements to the merger agreement. In addition, please file an agreement to furnish to us a copy of any omitted schedule upon request. The agreement to furnish us with copies of omitted schedules may be included in the exhibit index to the registration statement.

    We have complied with the Staff's comment by filing a list briefly identifying the contents of all omitted schedules as Exhibit 2.2 to the Amendment and an agreement to furnish to the Staff a copy of any omitted schedule upon request. See page II-1.

42.
Please file as an exhibit the confidentiality and standstill agreement you mention on page 77 as a "material contract" between Whirlpool and Maytag.

    We have complied with the Staff's comment by filing the confidentiality agreement. See Exhibit 2.3 to the Amendment.

43.
With your next amendment, please file as exhibits or provide us with draft copies of the form of proxy card and the legality opinion. We will need adequate time to review and comment upon them.

    We have complied with the Staff's comment by filing as exhibits the form of proxy card and the legality opinion. See Exhibits 5.1 and 99.1 to the Amendment.

Rule 425 filings

44.
Please note that all Rule 425 communications filed after the filing date of the Form S-4 must disclose the file number for the Form S-4. See Rule 425(c) of Regulation C. Please include the file number for the Form S-4 in Whirlpool's future Rule 425 communications.

    Whirlpool will comply with the Staff's comment by including the file number of the Form S-4 in its future Rule 425 communications.

Exhibit A

Printed By Reuters:	Thursday, 13 October 2005 11:25:47

10:26 13 Oct FCH-Fitch: Downgrade Likely for Whirlpool after Maytag Acquisition

        Fitch Ratings-NY-October 13, 2005: Fitch Ratings expects to downgrade the debt ratings of Whirlpool Corporation (WHR) one notch to 'BBB' and affirm the rating on Whirlpool Corp.'s and Whirlpool Finance B.V.'s commercial paper programs at 'F2' upon completion of the Maytag merger, which remains subject to Department of Justice and Maytag's stockholder approval. Ratings affected are listed below.

        All ratings remain on Rating Watch Negative pending completion of the acquisition of Maytag. On June 30, 2005, WHR had $1.6 billion of debt, including $294 million of commercial paper outstanding.

        Expected rating actions by Fitch on Whirlpool include the following:

  •
  IDR downgraded to 'BBB' from 'BBB+';

  •
  Senior unsecured notes downgraded to 'BBB' from 'BBB+';

  •
  **Existing $1.2 billion and pending $1 billion additional revolving credit facilities downgraded to 'BBB' from 'BBB+';

**
(with Whirlpool Corp., Whirlpool Europe B.V. and Whirlpool Finance B.V. as borrowers)

        Fitch also expects to assign a 'BBB' rating to a pending new $500 million one-year facility with one-year term out.

        The expected downgrade for Whirlpool reflects the increase in leverage, risks associated with combining operations that could take longer than planned or result in less cost savings than anticipated, the potential for further restructurings after the merger, ongoing difficult industry conditions, and Maytag's poor performance in recent years.

        Industry conditions remain challenging with intense competition, retail consolidation and, more recently, materially higher raw material costs. In addition, the potential for slowing consumer demand in the U.S. has increased with higher household debt levels, rising short-term interest rates, which could eventually affect mortgage and home equity borrowing rates, and a robust housing market that may be peaking.

        The pending rating change also reflects an improved manufacturing base, particularly in North America, an increased ability to use Whirlpool's global manufacturing platforms and sourcing (which has strengthened productivity, reduce costs and mitigated sustained pricing pressures from competition and consolidating retailers) to drive combined costs significantly lower and the potential to improve product introductions. In addition, distribution channels are expected to be enhanced, particularly with retailers, with Whirlpool selling to 100% of key trade participants and maintaining its position with builders.

        Whirlpool's expectations are for a run rate annual cost savings of $300-$400 million after three years, although achieving these efficiencies will require one-time costs and capital investments currently estimated at $350-$500 million. It is expected that these costs will be substantially incurred in the first two years after the acquisition. The magnitude of potential savings appears reasonable with the expectation of considerable cost efficiencies resulting from the combination of the two companies. Cost advantages for producing Maytag's products in existing Whirlpool plants are also anticipated as are purchasing and distribution benefits.

        Supporting the proposed rating is Whirlpool's use of equity to finance half of the cash purchase of Maytag's shares, the expectation that free cash flow will be used to reduce debt quickly as well as the expectation of discontinuance of stock repurchases and adequate liquidity. Credit protection measures are anticipated to remain in line with a 'BBB' rated entity. At mid-year 2005, on a combined basis adjusted for the $848 million cash portion of the acquisition, leverage on a total debt/operating EBITDA basis would be 2.4 times (x) up from Whirlpool's current 1.4x and operating EBITDA coverage of interest would decline to approximately 6.2x from Whirlpool's current 8.9x. Cash flow from operations/total debt is anticipated to decline considerably, at least in the first year, after completion of the acquisition reflecting cash outlays required to produce the intended synergies.

        Contact: Thomas P. Razukas, CFA +1-212-908-0223 or Grace Barnett, CPA +1-212-908-0718, New York.

        Fitch's rating definitions and the terms of use of such ratings are available on the agency's public site, 'www.fitchratings.com'. Published ratings, criteria and methodologies are available from this site, at all times. Fitch's code of conduct, confidentiality, conflicts of interest, affiliate firewall, compliance and other relevant policies and procedures are also available from the 'Code of Conduct' section of this site.

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Thursday, 13 October 2005 10:26:00
FCH [nFit27621]

Exhibit B

Research:
Research Update: Whirlpool Ratings Still Watch Negative; Maytag Ratings Still Watch Developing

Publication date:	04-Nov-2005
Primary Credit Analyst:	Jean C Stout, New York (1) 212-438-7865; jean_stout@standardandpoors.com

Credit Rating:    BBB+/Watch Neg/A-2

Rationale

        On Nov. 4, 2005, Standard & Poor's Ratings Services said that its ratings on home appliance manufacturer Whirlpool Corp. ('BBB+' long-term corporate credit rating and 'A-2' short-term rating) remain on CreditWatch with negative implications. The ratings were initially placed on CreditWatch with negative implications July 18, 2005, following the company's announcement that it made a proposal to acquire Maytag Corp. for $17 per share, plus the assumption of debt, for a transaction value of $2.3 billion. Then, on Aug. 22, Whirlpool agreed to merge with Maytag for $21 per share, plus the assumption of debt, representing a $2.7 billion transaction value. Whirlpool will finance the $2.7 billion acquisition with a combination of debt and equity. For each share held, Maytag's shareholders will receive $10.50 in cash and between ..1144 to .1398 of a share of Whirlpool stock. Benton Harbor, Mich.-based Whirlpool had about $1.4 billion of debt outstanding at Sept 30, 2005.

        The ratings on home appliance manufacturer Maytag ('BB+' corporate credit rating) remain on CreditWatch with developing implications. These ratings were originally placed on CreditWatch with negative implications May 20, 2005, following an investor group led by private equity firm Ripplewood Holdings LLC's May 19, 2005 agreement to acquire Maytag for $14 per share, plus the assumption of debt, which represented a transaction value of $2.1 billion. The CreditWatch status was revised to developing on July 18, 2005, following Whirlpool's higher competing bid. Newton, Iowa-based Maytag had about $980 million of debt outstanding at Oct. 1, 2005.

        The transaction, subject to customary closing conditions, including regulatory and shareholder approvals, is expected to close as early as the first quarter of 2006. Assuming Whirlpool is successful, upon closing of the acquisition (as currently structured), Standard & Poor's will affirm the 'BBB+' corporate credit rating and give it a negative outlook. The anticipated affirmation reflects the company's financial discipline as demonstrated by Whirlpool's plans to partially fund the transaction with equity, as well as our expectation that the company will benefit from greater scale and maintain its global market share positions. We also expect Whirlpool to:

  •
  Achieve targeted annual cost savings of at least $300 million within three years from across the value chain, including product manufacturing and marketing, global procurement, logistics, infrastructure and support, product research and development, and asset utilization;

  •
  Fund one-time costs and capital investments, estimated to be $350 million-$500 million; and

  •
  Significantly reduce debt levels, as well as refrain from repurchasing its stock until its financial profile strengthens. Standard & Poor's will evaluate the potential implications to the rating on Maytag's senior unsecured debt as further information is available.

        The negative outlook would reflect our concerns about the increase in leverage. The rating could be lowered if Whirlpool is unable to improve its financial performance and strengthen its credit protection measures over the intermediate term to those more appropriate for the rating. Pro forma for the transaction, Whirlpool will have approximately $3.2 billion of debt outstanding.

        In the event that Whirlpool fails to receive regulatory clearance, ratings on the company would be affirmed and taken off CreditWatch, even though it would be required to pay Maytag a $120 million termination fee. At the same time, the corporate credit rating on Maytag would be lowered to 'B+' and its CreditWatch status would be revised back to negative. In addition, the rating on Maytag's existing senior unsecured debt would be lowered to 'B', one notch below the corporate credit rating, reflecting this debt's junior position relative to the company's secured debt.

        The downgrade would reflect Maytag's significantly weaker-than-expected operating results. Maytag's 2005 third-quarter financial results were substantially lower than previously forecasted, with EBITDA declining more than 40% despite an almost 7% increase in revenues. Maytag's operating performance continues to be plagued by its high cost structure, lower production volumes, elevated raw material and distribution costs, limited pricing flexibility, and continued unfavorable product pricing and mix (primarily in floor care). Moreover, in the fourth quarter, the company is expected to incur additional restructuring charges, as well as significant M&A-related expenses as a result of the pending transaction by Whirlpool

        During the fourth quarter ending Dec. 31, 2005, Maytag will replace its existing $300 million revolving credit facility with a new $600 million five-year asset-based revolving credit facility. The new bank facility (unrated) will be secured by the company's accounts receivable and inventories. This credit facility will also provide Maytag with more covenant flexibility and funding stability to meet its near-term liquidity and refinancing requirements. This includes about $400 million of debt maturing in 2006, of which about $185 million is due in March. Despite the improvement in liquidity resulting from the new bank facility, the negative CreditWatch listing would reflect the likelihood that the Maytag ratings could be lowered further if the company's financial performance weakens beyond current expectations. Standard & Poor's will continue to monitor the approval process, as well as Maytag's ability to aggressively address its still uncompetitive supply chain costs.

Ratings List

Whirlpool Corp.
Corporate credit rating	BBB+/Watch Neg/A-2
Senior unsecured debt	BBB+/Watch Neg
Senior unsecured shelf debt (prelim)	BBB+/Watch Neg
Subordinated shelf debt (prelim)	BBB/Watch Neg
Commercial paper	A-2/Watch Neg
Maytag Corp.
Corporate credit rating	BB+/Watch Dev/--
Senior unsecured debt	BB+/Watch Dev

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Responses of Whirlpool Corporation and Maytag Corporation to Comments Transmitted by Letter dated October 25, 2005